UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934.

Date of Report: May 23, 2018

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4902 Eisenhower Boulevard, Suite 125 Tampa, FL		33634
(Address of principal executive offices)		(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Issuance of Patent

On May 23, 2018, Oragenics, Inc. (the “Company”) announced that the United States Patent and Trademark Office (USPTO) has granted Oragenics and The Texas A&M University System U.S. Patent No. 9,964,488 titled, “Variants of the Lantibiotic MU1140 and Other Lantibiotics with Improved Pharmacological Properties and Structural Features.”

The patent covers the unique variants of the lantibiotic 1140 (MU1140) and other lantibiotics with improved pharmacological properties and structural features as well as the methods of using these compositions to treat and prevent infections, diseases, and colonization by one or more types of bacteria.

A copy of the press release announcing these events is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Pro-forma Shareholders’ Equity

The Company also announced today its Total Shareholders’ Equity as of March 31, 2018 and its pro forma Shareholders’ Equity as of March 31, 2018, which incorporates the previously announced closing of the Company’s registered direct offering of 900,000 shares of its common stock at a price of $2.00 per share and concurrent private placement of 900,000 warrants at an exercise price of $2.00 per share on April 6, 2018, respectively (the “Offering”). As set forth in the Oragenics, Inc. March 31, 2018, Form 10-Q, filed on May 15, 2018, the Company reported $4,315,236 in Total Shareholders’ Equity. After adjusting for the proceeds from the sale of securities from the registered direct offering, the Company is announcing Total Shareholders’ Equity of approximately $6.1 million, on a pro forma basis, as of March 31, 2018.

The following table sets forth the Company’s Total Shareholders’ Equity position as of March 31, 2018, as adjusted on a pro forma basis to reflect the Offering:

Oragenics, Inc.

Pro Forma Shareholder’s Equity

(U.S. dollars)

Total Shareholders’ Equity as of March 31, 2018	$4,315,236

Proceeds from April 6, 2018 Offering*	1,800,000

Pro forma Total Shareholders’ Equity, as of March 31, 2018, as adjusted*	$6,115,236

*	Not reviewed by independent auditors

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 23, 2018.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 25th day of May, 2018.

ORAGENICS, INC.
(Registrant)

BY:	/s/ Michael Sullivan
Michael Sullivan
Chief Financial Officer